UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 30, 2012

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On November 30, 2012, Sealy Corporation (the “Company”) received a request for additional information from the U.S. Federal Trade Commission (“FTC”) with respect to the previously announced proposed merger of the Company and Silver Lightning Merger Company (“Merger Sub”), a wholly-owned subsidiary of Tempur-Pedic International Inc. (“Tempur-Pedic”) (the “Merger”). The request for information from the FTC, commonly referred to as a “second request,” is part of the regulatory process under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). The second request extends the waiting period imposed by the HSR Act until 30 days after the parties have substantially complied with the second request unless that period is extended voluntarily by the parties or terminated sooner by the FTC. The Company intends to respond expeditiously to this request and to continue to work cooperatively with the FTC in connection with this review. The Company continues to expect the transaction to close in the first half of 2013. Completion of the transaction remains subject to the expiration or termination of the waiting period under the HSR Act and other customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements.

Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Such forward-looking statements include, but are not limited to, statements about the consummation of the Merger and other transactions contemplated by the agreement and plan of merger, dated as of September 26, 2012, among Tempur-Pedic, Merger Sub and the Company. The Company cautions readers that any forward-looking information is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. Risks and uncertainties include, among others: the ability of the parties to consummate the Merger in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Merger, including the ability to secure regulatory approvals in a timely manner or at all; and that the transaction may involve unexpected costs or unexpected liabilities, including the possibility of litigation.  The risks included above are not exhaustive. The annual reports on Form 10-K, the quarterly reports on Form 10-Q, the current reports on Form 8-K and the other documents the Company has filed with the SEC contain additional factors that could impact the Company’s business and financial performance.  Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances, except to the extent required by law.

Additional Information.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, the Company filed with the SEC a preliminary information statement on Schedule 14C on October 30, 2012. The preliminary information statement is not final and will be superseded by a definitive information statement to be filed by the Company with the SEC. Investors and security holders are urged to read carefully the preliminary information statement and the definitive information statement and any other relevant documents filed with the SEC or sent to stockholders as they become available in their entirety because they will contain important information about the Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, including the preliminary information statement and the definitive information statement, free of charge at the SEC’s website, www.sec.gov. Copies of the preliminary information statement and the definitive information statement and the filings with the SEC that are incorporated by reference in the preliminary information statement and the definitive information statement can also be obtained, free of charge, through the “Investor Relations” section under the “About Sealy” heading of the Company’s website at www.sealy.com.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated as of November 30, 2012, entitled “Tempur-Pedic and Sealy Receive Hart-Scott-Rodino Request For Additional Information”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

By:
Date: December 3, 2012	/s/ Michael Q. Murray

Name: Michael Q. Murray
Title: Senior Vice President and General Counsel